Summary Prospectus

March 1, 2010

Class / Ticker:  A / ALBAX  B / ALGBX  C / ALBCX

Alger Balanced Fund

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2010, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger Balanced Fund seeks current income and long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A Shares of the Alger Family of Funds, including the Fund. More information about these and other discounts is available from your financial professional and in "Purchasing and Redeeming Fund Shares" beginning on page A-2 of the Fund's Prospectus and the sections "Right of Accumulation (Class A Shares)" and "Letter of Intent (Class A Shares)" on page 31 of the Fund's Statement of Additional Information.

Class	A	B	C
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a % of offering price	5.25%	None	None
Maximum deferred sales charge (load) as a % of purchase price or redemption proceeds, whichever is lower	None	5.00%	1.00%
Redemption Fee as a % of amount redeemed	2.00%	2.00%	2.00%
The Fund will charge a redemption fee of 2.0% on shares redeemed (including by exchange) within 30 days of purchase.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.71%	.71%	.71%
Distribution and/or Service (12b-1) Fees	.25%	1.00%	1.00%
Other Expenses	.56%	.70%	.61%
Total Annual Fund Operating Expenses	1.52%	2.41%	2.32%
Fee Waiver	.09%*	.09%*	.09%*
Total Annual Fund Operating Expenses After Fee Waiver	1.43%	2.32%	2.23%

* Effective December 1, 2006 through November 30, 2011, Fred Alger Management, Inc. has contractually agreed to waive 0.09% of its management fees. This waiver cannot be terminated.

Example

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000.00 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class	1 Year	3 Years	5 Years	10 Years
A	$663	$963	$1,294	$2,227
B	$735	$1,034	$1,469	$2,511
C	$326	$707	$1,224	$2,642

Absent expense reimbursement, expenses with redemptions would be as follows:

A	$672	$980	$1,310	$2,242
B	$744	$1,051	$1,485	$2,526
C	$335	$724	$1,240	$2,656

Inspired by Change, Driven by Growth.

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
A	$663	$963	$1,294	$2,227
B	$235	$734	$1,269	$2,511
C	$226	$707	$1,224	$2,642

Absent expense reimbursement, expenses before redemptions would be as follows:

A	$672	$980	$1,310	$2,242
B	$244	$751	$1,285	$2,526
C	$235	$724	$1,240	$2,656

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 100.18% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best equity investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

The Fund focuses on stocks of companies that Fred Alger Management, Inc. believes demonstrate growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the Fund invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. Government securities, mortgage-backed and asset-backed securities, commercial paper and other fixed-income securities. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations (or, if unrated, will have been determined to be of comparable quality by Fred Alger Management, Inc.). The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by Fred Alger Management, Inc.). Under normal circumstances, the Fund will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.

The Fund can invest in options.

Principal Risks

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

If the Fund invests in options to create or hedge exposure to a security or market, and Fred Alger Management, Inc. incorrectly predicts the price movement of a security or market, the Fund may lose money or the hedge may be ineffective.

The primary risks arising from the fixed-income portion of the Fund include:

•  fixed-income securities' sensitivity to interest-rate movements; their market values tend to fall when interest rates rise.

•  lower-rated securities' greater risk of default, generally less liquidity, and susceptibility to greater price volatility.

•  the potential for a decline in the value of the Fund's portfolio securities in the event of an issuer's falling credit rating or actual default.

•  mortgage-backed and asset-backed securities' sensitivity to interest rate movement; their duration and volatility move with interest rates.

•  the risk that a fixed-income security will be prepaid prior to maturity in a period of falling interest rates and the Fund will be forced to reinvest the proceeds in a lower-yielding security.

•  the risk that a derivative instrument may not perform similarly to its underlying security, resulting in gains or losses differing from those of the underlying security.

•  the possibility that the market in a security in which the Fund invests may lack full liquidity, rendering it difficult or impossible to liquidate a position in the security at a time and price acceptable to the Fund.

•  the possibility that the actions of governments or agencies or other regulatory bodies in adopting or changing laws or regulations may adversely affect the issuer or market value of a security held by the Fund.

•  the risk that interest rate movements may have a more significant impact on the market value of fixed-income securities with longer maturities, resulting in a more marked decline in the value of such securities when interest rates rise.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Performance in the bar chart does not reflect the effect of the sales charge imposed on redemptions of Class B Shares of the Fund. If the bar chart reflected the applicable sales charges, returns would be less than those shown. Remember that a Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A and C Shares, which are not shown, will vary from those shown for Class B Shares. A "return after taxes on distributions and sale of fund shares" may sometimes be higher than the other two return figures; this happens where there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

Best Quarter: Q3 2009	12.17%	Worst Quarter: Q4 2008	-17.88%

Average Annual Total Return as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception
Class A (Inception 1/1/97)	21.70%	1.11%	0.45%	5.94%
Class B (Inception 6/1/92)
Return Before Taxes	22.34%	1.03%	0.33%	6.86%
Return After Taxes on Distributions	21.92%	0.78%	-0.04%	5.68%
Return After Taxes on Distributions and Sale of Fund Shares	14.52%	0.73%	0.03%	5.29%
Class C (Inception 8/1/97)	26.46%	1.44%	0.23%	4.27%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	1.64%	-3.98%	(6/1/92) 6.67%
Barclays Capital U.S. Gov't/ Credit Bond Index (reflects no deduction for fees, expenses or taxes)	4.53%	4.71%	6.34%	(6/1/92) 6.53%

Management

Investment Manager:	Fred Alger Management, Inc.

Portfolio Managers:	Andrew Silverberg Senior Vice President, Portfolio Manager Since January 2007	John A. Curry Vice President, Portfolio Manager Since December 2004

Shareholder Information

Purchasing and Redeeming Fund Shares

Minimum Investments: the following minimums apply to an account in the Fund, whether invested in Class A, Class B or Class C Shares.

Type of Account	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Traditional IRA	500	50
Roth IRA	500	50
Coverdell ESA	500	50
SIMPLE IRA	500	50
Keogh	500	50
401(k)	500	50
Automatic Investment	500	50
Asset-based Fee Program Accounts	250	50
Minimums may be waived in certain circumstances.

In general, investors may purchase or redeem Fund shares on any business day by mail (Boston Financial Data Services, Inc., Attn: The Alger Funds, P. O. Box 8480, Boston, MA 02266-8480), online at www.alger.com, by telephone 1(800) 992-3863, or through a financial intermediary.

Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact their financial intermediary directly.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fred Alger & Company, Incorporated • 111 Fifth Avenue • New York, NY 10003 • 800.992.3863 • www.alger.com

Balanced 3/1/10